SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
                                      1934


Filed by the Registrant                          [X]

Filed by a Party other than the Registrant       [   ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by Rule
14a-6(e)(2))
[   ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                          Calvert Municipal Fund, Inc.
                (Name of Registrant as Specified in Its Charter)

                           William M. Tartikoff, Esq.
                                   Secretary
      (Name of Person Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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

{Tentative Shareholder Letter from President}

[DATE - Approximately December 31, 1998]

Dear Shareholder:

I am writing to inform you of the upcoming special meeting for shareholders of the Calvert Municipal Fund, Inc..

A summary of the proposals and the formal Notice of Meeting appears on the next few pages, followed by the detailed proxy statement. Please take a few minutes to read the enclosed material and vote on these important issues. The Board of Trustees/Directors, including myself, believes these changes are in your best interest and that of your Fund.

Regardless of the number of shares you own, it is important that you take the time to read the enclosed proxy materials, and vote on the issues as soon as you can. You may vote by mail, by telephone, through the internet, by facsimile machine, or in person. If you do not cast your vote, you may be contacted by our proxy solicitation service, Shareholder Communications, Inc., or by a Calvert employee. Calvert Municipal will have to incur the expense of additional solicitations. All shareholders benefit from the speedy return of proxy votes.

I appreciate the time you will take to review this important matter. If we may be of any assistance or if you have any questions about the proxy issues, please call us at (800) 368-2745. Our hearing-impaired shareholders may call
(800) 541-1524 for a TDD connection.

                           Sincerely,

                           /s/

                           Barbara J. Krumsiek
                           President and Chief Executive Officer
                           Calvert Group, Ltd.

                          Calvert Municipal Fund, Inc.

                  Calvert National Municipal Intermediate Fund
                 Calvert California Municipal Intermediate Fund
                  Calvert Maryland Municipal Intermediate Fund
                  Calvert Virginia Municipal Intermediate Fund

Overview

The table below lists the proposals and gives a brief reason the proposal should be changed or approved. Each proposal is to be voted on by all the Portfolios of Calvert Municipal Fund, Inc., as listed above. Please be sure to read this entire proxy statement and cast your votes as soon as possible.

{This table will be formatted by the typesetter in tabular format}

Proposal Number 1
Proposal
To approve a new investment advisory agreement with the investment advisor, Calvert Asset Management Company, Inc. ("CAMCO").

Reason
CAMCO is a subsidiary of Calvert Group, Ltd. which is owned by Acacia Mutual Life Insurance Company ("Acacia"). Acacia plans to merge with another insurance company, Ameritas Insurance Holding Company. Because of the merger of the ultimate parent company, the investment advisory contract should be approved by shareholders.

Proposal Number 2
Proposal
To elect the Board of Trustees/Directors.

Reason
It has been several years since the Board members have been voted on by shareholders. Recently, some new members have been added; thus, it is appropriate for the shareholders to vote on the complete slate.

Proposal Number 3
Proposal
To change the concentration policy to allow each Portfolio of CMF to concentrate in one or more industries.

Reason
The investment advisor, CAMCO, believes that the Portfolios shown to the left will have greater investment flexibility if it becomes nondiversified and is allowed to concentrate in one or more industries. This will permit the Fund to acquire larger positions in the securities of individual issuers, such as hospitals, housing bonds, or utilities, and may provide opportunities to enhance the investment performance. In fact, CAMCO may be able to more efficiently invest Fund assets if allowed to concentrate in one industry, and therefore may become more competitive in purchasing securities.

Proposal Number 4
Proposal
To approve amended fundamental investment restrictions to (a) delete restrictions that are no longer required to be fundamental due to changes in state laws; (b) change some of the fundamental policies and restrictions to non-fundamental operating policies; and (c) to revise the language of those restrictions that are still required to be fundamental.

Reason
Current investment restrictions (and policies, for some of the Funds) are more restrictive than Federal law. A shareholder vote is required to change the restrictions and policies because they are considered fundamental. CAMCO has recommended to the Board that the investment restrictions of the Portfolios be changed to conform to, but not be more restrictive than, federal law, and changing the policies so that they can be altered by the Board without a shareholder vote (nonfundamental policies or restrictions). This would give each of the Portfolios more flexibility and may help each Portfolio to more easily adapt to different investment environments.

Proposal Number 4
Proposal
To ratify the Board's selection of auditors, PricewaterhouseCoopers, L.L.P.

Reason
Periodically, shareholders will be asked to approve independent auditors for Calvert Funds. The auditors review reports, documents filed with federal and state governments, and help to ensure that the Funds are complying with generally accepted accounting principles.

                          Calvert Municipal Fund, Inc.
                  Calvert National Municipal Intermediate Fund
                 Calvert California Municipal Intermediate Fund
                  Calvert Maryland Municipal Intermediate Fund
                  Calvert Virginia Municipal Intermediate Fund


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        To be held on February 24, 1999

NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders of the Calvert Municipal Fund, Inc. ("CMF" or the "Fund") will be held in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 9:00 a.m. on Wednesday, February 24, 1999 for the following purposes:

   I. To approve a new investment advisory agreement with the investment advisor, Calvert Asset Management Company, Inc. ("CAMCO"), identical to the current investment advisory agreements in all material respects.
   II.    To elect the Board of Trustees/Directors.
   III. To change the concentration policy to allow each Portfolio of CMF to concentrate in one or more industries.
   IV. To approve amended fundamental investment restrictions to (a) delete restrictions that are no longer required to be fundamental due to changes in state laws; (b) change some of the fundamental policies and restrictions to non-fundamental operating policies; and (c) to revise the language of those restrictions that are still required to be fundamental.
   V. To ratify the Board's selection of auditors, PricewaterhouseCoopers, L.L.P.
   VI. To transact any other business that may properly come before the Special Meeting or any adjournment or adjournments thereof.

                           By Order of the Trustees/Directors,
                           /s/
                           William M. Tartikoff, Esq.
                           Vice President

The approximate date on which this proxy statement and form of proxy are first being mailed to shareholders is December 31, 1998.

                          Calvert Municipal Fund, Inc.
                  Calvert National Municipal Intermediate Fund
                 Calvert California Municipal Intermediate Fund
                  Calvert Maryland Municipal Intermediate Fund
                  Calvert Virginia Municipal Intermediate Fund


                      4550 Montgomery Avenue, Suite 1000N
                            Bethesda, Maryland 20814

                                PROXY STATEMENT

                               December 31, 1998

We are sending this proxy statement to you to ask you to approve several important changes. You may vote by mail, by telephone, by facsimile, through a secure internet website, or in person. Your vote is important. Please call 800-368-2745 if you have questions about this proxy.

This statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Calvert Municipal Fund, Inc. (the "Board") to be used at the Special Meeting of Shareholders. The Special Meeting will be held in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 9:00 a.m. on Wednesday, February 24, 1999, or at such later time or date made necessary by adjournment for the purpose set forth in the Notice of Meeting.

Calvert Municipal Fund, Inc. is an open-end management investment company that was first incorporated in Maryland in 1992. It has four Portfolios: Calvert National Municipal Intermediate Fund, Calvert California Municipal Intermediate Fund, Calvert Maryland Municipal Intermediate Fund, and Calvert Virginia Municipal Intermediate Fund.


                                   PROPOSALS

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Proposal 1
--------------------------------------------------------------------------------
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To approve a new investment advisory agreement with the investment advisor,
CAMCO.
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Discussion
The following circumstances affect the terms of the current investment advisory agreement (the "Current Advisory Agreement"); therefore, Management proposes that a new advisory agreement be executed:

      CAMCO is an indirectly wholly-owned subsidiary of Acacia Mutual Life Insurance Company ("Acacia"), which subject to certain conditions, plans to merge with Ameritas Insurance Holding Company ("Ameritas") (such planned transaction is hereafter referred to as the "Merger"). The surviving company will be named Ameritas Acacia Mutual Holding Company. Although the Merger could be considered a change in control of CAMCO, terminating the Current Advisory Agreement, the Board has received assurances that it does not cause such a change. Nonetheless, in order to remove any possible doubt as to the status of the Current Advisory Agreement, the Board has approved, and recommends that shareholders approve, a standard investment advisory agreement between CMF and CAMCO (the "New Advisory Agreement").

Despite the importance of the proposed changes, CAMCO anticipates there will be no effect the actual investment management operations with respect to CMF.

The Current Advisory Agreement
Under the Current Advisory Agreement, CAMCO provides a continuous investment program for CMF, subject to the control of the Board. The Current Advisory Agreement was last submitted to shareholders in 1992 at the inception of the Fund. Since then, the Contract has been approved by the Fund's Directors on an annual basis, in accordance with the requirements of the Investment Company Act of 1940.

The terms of the Current Advisory Agreement between CAMCO and CMF include the services to be provided to the Fund, general obligations of CAMCO, expenses of the Fund, liability issues, and fees. The Current Advisory Agreement provides for automatic termination unless its continuance is approved at least annually by (i) a majority of the Board, including those who are not parties to the Agreement or interested persons, within the meaning of the Investment Company Act of 1940 (the "1940 Act"), of any such party ("Independent Directors"), and
(ii) the holders of a majority of the outstanding shares of CMF. The Current Advisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by the Board, CAMCO, or the holders of a majority of the outstanding shares of each CMF Portfolio, upon 60 days' prior written notice.

The New Advisory Agreement
The terms and conditions of the New Advisory Agreement are identical to the terms and conditions of the Current Advisory Agreement, except as to effective and termination dates. If approved by shareholders, the New Advisory
Agreements will continue until January 1, 2001 unless terminated earlier by either party, and provided that at least annually thereafter its continuance is approved in the same manner as prescribed in the Current Advisory Agreement.

The description of the New Advisory Agreements is qualified in its entirety by reference to the New Advisory Agreement, attached hereto as Appendix 1.

Calvert Asset Management Company, Inc.
CAMCO has investment advisory contracts with eight investment companies: First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves, Calvert Social Investment Fund, The Calvert Fund, Calvert Municipal Fund, Inc., Calvert World Values Fund, Inc., and Calvert Variable Series, Inc. Each has a substantially similar investment advisory contract with CAMCO, though the actual fees and breakpoints may vary.

Reno J. Martini, Senior Vice President and Chief Investment Officer for CAMCO, has primary responsibility for rendering advisory services to CMF. Mr. Martini oversees the management of all Calvert Funds. It is anticipated that each of the directors and officers of CAMCO will hold the same position with CAMCO after the Merger. The address of the directors and officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland, 20814, unless otherwise noted. The directors and executive officers of CAMCO are listed below:

      Charles T. Nason, Director. Chairman, President and Chief Executive Officer of The Acacia Group, 7315 Wisconsin Avenue, Bethesda, Maryland 20814.
      *Barbara J. Krumsiek, Director. President of CAMCO and President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd.
      *David R. Rochat, Director and Senior Vice President.
      Robert-John H. Sands, Director. Senior Vice President and General Counsel, The Acacia Group, 7315 Wisconsin Avenue, Bethesda, Maryland 20814.
      *Reno J. Martini, Senior Vice President and Chief Investment Officer. *Ronald M. Wolfsheimer, Senior Vice President and Chief Financial
     Officer.
      *William M. Tartikoff, Senior Vice President, Secretary, and General Counsel.
      Matthew D. Gelfand, Senior Vice President.
      *Daniel K. Hayes, Vice President.
      John Nichols, Vice President.

Persons marked with a *, above, are also Trustees/Directors and/or officers of CMF.

A.    The Merger of CAMCO's parent company
CAMCO is an indirect, wholly-owned subsidiary of Acacia. On September 14, 1998, seeking a strategic affiliation to create a stronger, more diversified insurance and financial services enterprise, Acacia and Ameritas entered into an agreement of merger which provides for the merger of their respective mutual holding companies.

Acacia and its related subsidiaries offer traditional life insurance and annuity products, as well as variable products, special banking products and services, and a variety of mutual funds, and operate a full service financial planning broker dealer, while Ameritas and its subsidiaries specialize in variable life, fixed and variable annuities, group dental, low-load insurance products and 401(k) and other investment products. This strategic affiliation is expected to create a stronger, more diversified insurance and financial services enterprise, with almost $11 billion in assets under management, insurance assets of $6 billion, $21 billion life insurance in-force, over $750 million in revenues and approximately $750 million in equity/capital.

The Merger is subject to the approval of the members of both Acacia and Ameritas and is further conditioned upon approval by the appropriate federal and state regulatory authorities.

CAMCO will not be directly affected by the Merger and will remain a wholly-owned subsidiary of Calvert Group, Ltd. As a result of the Merger, however, CAMCO will become an indirect, wholly-owned subsidiary of Ameritas Acacia Mutual Holding Company.

Acacia's current address is 7315 Wisconsin Avenue, Bethesda, Maryland 20814. After consummation of the Merger, Ameritas Acacia Mutual Holding Company's principal place of business will be 5900 "O" Street, Lincoln, Nebraska 68501-1889.

Recommendation
Based on its evaluation of the information presented, the Board has determined that the changes reflected in the proposed New Advisory Agreement are in the best interests of the shareholders of CMF. The Board based this determination primarily upon a review of all materials related to the Merger. The Board concluded that they were satisfied that CAMCO's services to CMF would not be affected by the Merger and that such Merger would not impose an unfair burden on CMF;

Thus, the Board, including a majority of the Independent Trustees/Directors, approved the New Advisory Agreement (subject to approval by shareholders) and authorized submission of the New Advisory Agreement to shareholders for approval. Accordingly, the Board recommends that shareholders vote FOR the proposed New Advisory Agreement.

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Proposal 2
To elect the Board of Trustees.
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Discussion
The purpose of this proposal is to elect the currently serving members of the Board of Trustees. All of the nominees listed below have served as Trustees continuously since originally elected or appointed. Each of the nominees elected will serve as a Trustee until the next meeting called for the purpose of electing a Board of Trustees and until a successor is elected and qualified, or until death, retirement, resignation or removal.

{This will be formatted in tabular format by the typesetter}

Name
Date of Birth,             Principal Occupation
& Year Elected             During Last Five Years
or Appointed               and Other Directorships

Richard L. Baird, Jr.
DOB: 05/09/48
1986

Mr. Baird is Executive Vice President for the Family Health Council, Inc. in Pittsburgh, Pennsylvania, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services. Mr. Baird is a trustee/director of each of the investment companies in the Calvert Group of Funds, except for Calvert Variable Series, Inc., Calvert New World Fund, Inc. and Calvert World Values Fund, Inc.

Frank H. Blatz, Jr., Esq.
DOB: 10/29/35
1982

Mr. Blatz is a partner in the law firm of Snevily, Ely, Williams & Blatz. He was formerly a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A. He is also a director of Calvert Variable Series, Inc.

Frederick T. Borts, M.D.
DOB: 7/23/49
1976

Dr. Borts is a radiologist with Kaiser Permanente. Prior to that, he was a radiologist at Bethlehem Medical Imaging in Allentown, Pennsylvania.

Charles E. Diehl
DOB: 10/13/22
1983

Mr. Diehl is a self-employed consultant and is Vice President and Treasurer Emeritus of the George Washington University. He has retired from University Support Services, Inc. of Herndon, Virginia. Formerly, he was a Director of Acacia Mutual Life Insurance Company, and is currently a Director of Servus Financial Corporation.

Douglas E. Feldman, M.D.
DOB: 5/23/48
1982

Dr. Feldman practices head and neck reconstructive surgery in the Washington, D.C., metropolitan area.

Peter W. Gavian, CFA
DOB: 12/8/32
1980

Mr. Gavian is President of Corporate Finance of Washington, Inc. Formerly, he was a principal of Gavian De Vaux Associates, an investment banking firm. He is also a CFA and an accredited senior business appraiser.

John G. Guffey, Jr.
DOB: 5/15/48
1976

Mr. Guffey is chairman of the Calvert Social Investment Foundation, organizing director of the Community Capital Bank in Brooklyn, New York, and a financial consultant to various organizations. In addition, he is a director of the Community Bankers Mutual Fund of Denver, Colorado, a director of Ariel Funds, and the Treasurer and Director of Silby, Guffey, and Co., Inc., a venture capital firm. Mr. Guffey is a trustee/director of each of the other investment companies in the Calvert Group of Funds, except for Calvert Variable Series, Inc. and Calvert New World Fund, Inc.

*Barbara J. Krumsiek
DOB: 8/9/52
1997

Ms. Krumsiek serves as President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. and as an officer and director of each of its affiliated companies. She is a director of Calvert-Sloan Advisers, L.L.C., and a trustee/director of each of the investment companies in the Calvert Group of Funds. Ms. Krumsiek is the President of each of the investment companies, except for Calvert Social Investment Fund, of which she is the Senior Vice President. Prior to joining Calvert Group, Ms. Krumsiek served as a Managing Director of Alliance Fund Distributors, Inc.

M. Charito Kruvant
DOB: 12/8/45
1996

Ms. Kruvant is President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development. She is also a director of Acacia Federal Savings Bank.

Arthur J. Pugh
DOB: 9/24/37
1983

Mr. Pugh is a Director of Calvert Variable Series, Inc., and serves as a director of Acacia Federal Savings Bank.

*David R. Rochat
DOB: 10/7/37
1982

Mr. Rochat is Executive Vice President of Calvert Asset Management Company, Inc., Director and Secretary of Grady, Berwald and Co., Inc., and Director and President of Chelsea Securities, Inc. He is the Senior Vice President of First Variable Rate Fund, Calvert Tax-Free Reserves, Calvert Municipal Fund, Inc., Calvert Cash Reserves, and The Calvert Fund.

*D. Wayne Silby, Esq.
DOB: 7/20/48
1976

Mr. Silby is a trustee/director of each of the investment companies in the Calvert Group of Funds, except for Calvert Variable Series, Inc. and Calvert New World Fund. Mr. Silby is Executive Chairman of Group Serve, Inc., an internet company focused on community building collaborative tools, and an officer, director and shareholder of Silby, Guffey & Company, Inc., which serves as general partner of Calvert Social Venture Partners ("CSVP"). CSVP is a venture capital firm investing in socially responsible small companies. He is also a Director of Acacia Mutual Life Insurance Company.

Executive officers of the Fund not mentioned above include William Tartikoff, Esq., age 51, Vice President and Secretary, Ronald Wolfsheimer, age 51, Treasurer, Reno J. Martini, age 48, Senior Vice President, and Daniel Hayes, age 48, Vice President. Each has been an executive officer for more than five years.

Trustees marked with an *, above, are "interested persons" of the Funds, under the Investment Company Act of 1940, because of their affiliation with the Funds, the investment advisor, or the parent company. As a group, the Trustees and officers own less than 1% of each Fund's outstanding shares.

The Audit Committee of the Board is composed of Messrs. Baird, Blatz, Feldman, Guffey and Pugh. The Board's Investment Policy Committee is composed of Messrs. Borts, Diehl, Gavian, Rochat and Silby and Ms. Krumsiek. The committees meet four (4) times per year. All Trustees attended at least 75% of the meetings held. Trustees of the Fund not affiliated with the Advisor presently receive an annual fee of $20,500 for service as a member of the Board of Trustees of the Calvert Group of Funds, and a fee of $750 to $1,500 for each regular Board or Committee meeting attended.

Trustees of the Fund who are not affiliated with the Fund's Advisor may elect to defer receipt of all or a percentage of their fees and invest them in any fund in the Calvert Family of Funds through the Trustees Deferred Compensation Plan (shown as "Pension or Retirement Benefits Accrued as part of Fund Expenses," below). Deferral of the fees is designed to maintain the parties in the same position as if the fees were paid on a current basis.

                          Trustees Compensation Table

Fiscal Year 1997      Aggregate         Pension or        Total Compensation
                      Compensation      Retirement        from Benefits
(unaudited numbers)   from Registrant   Accrued as        Registrant and Fund
                      for Service       part of           Complex paid to
                      as Director       of Registrant     Director **
                                        Expenses*
Name of Director

Richard L. Baird, Jr. $1,174            $0                $34,450
Frank H. Blatz, Jr.   $1,552            $1,552            $46,000
Frederick T. Borts    $1,171            $0                $32,500
Charles E. Diehl      $1,494            $1,494            $44,500
Douglas E. Feldman    $1,122            $0                $32,500
Peter W. Gavian       $1,361            $637              $38,500
John G. Guffey, Jr.   $1,524            $0                $61,615
M. Charito Kruvant    $1,256            $0                $36,250
Arthur J. Pugh        $1,573            $53               $48,250
D. Wayne Silby        $1,203            $0                $62,830

*Messrs. Blatz, Diehl, Gavian and Pugh have chosen to defer a portion of their compensation. As of December 31, 1997, total deferred compensation, including dividends and capital appreciation, was $555,901.79, $545,259.10, $137,436.70 and $187,735.55, for each director, respectively.
**As of December 31, 1997. The Fund Complex consists of nine (9) registered investment companies.

Recommendation
The Board recommends that you vote FOR each of the Trustees listed above.

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Proposal 3
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To change the concentration policy to allow each Portfolio of CMF to concentrate in one or more industries.

Discussion
The 1940 Act reflects many of the requirements with which a registered investment company must comply. Each fund is required to state its concentration policy; that is, whether it will focus its investments in one or more industries. CMF's concentration policy is currently that each Portfolio may not "invest 25% or more of its total assets in any particular industry or industries, except that it may invest more than 25% of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Industrial development bonds, where the payment of principal and interest is the responsibility of companies within the same industry, are grouped together as an industry." At this time, CMF does not concentrate in any particular industry.

CAMCO believes that CMF will have greater investment flexibility if it is allowed to concentrate in one or more industries. This will permit CMF to acquire larger positions in the securities of individual issuers, such as hospitals, housing bonds, or utilities. This increased flexibility may provide opportunities to enhance the investment performance. In fact, CAMCO may be able to more efficiently invest CMF's assets if allowed to concentrate in one industry, and therefore may become more competitive in purchasing securities for each Portfolio of CMF.

Theoretically, investing a larger percentage of a fund's assets in a single issuer's securities increases its exposure to credit and other risks associated with the single issuer's financial condition and business operations. The value of shares of a fund may be more susceptible to any single economic, political or regulatory event than the shares of a diversified fund that does not concentrate in any industry. Because this is a bond fund, however, CAMCO does not expect that concentrating in any one industry will bring more risk to each Portfolio of CMF. CAMCO expects to use this increased flexibility to acquire larger positions in the securities of a single issuer only when it believes that the potential return on the securities justifies the additional risk. CAMCO believes that these risks are somewhat limited by portions of the Subchapter M test, below, which must be performed on a quarterly basis.

In order to qualify as a registered investment company, each Portfolio of CMF must continue to comply with the Subchapter M test of the Internal Revenue Code. The applicable portion of this test is that each Portfolio of CMF must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets is represented by cash and cash items (including receivables), Government securities and securities of other RICs, and not more than 5% of its total assets will be invested in the securities of any one issuer and not more than 10% of the outstanding voting securities of such issuer. Also, not more than 25% of the total assets will be invested in the securities (other than Government securities or the securities of other RICs) of any one issuer, or of two or more issuers which each Portfolio of CMF controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses. Thus, at least quarterly, each Portfolio of CMF will be limited in its investments, and therefore, the diversification risks will be reduced for a portion of the portfolio.

Recommendation
After reviewing the current concentration policies, and considering the investment objective of each Portfolio of CMF, the Board concluded that a change to the concentration policies could be beneficial to the shareholders. The Board voted to allow each Portfolio of CMF to concentrate in any one or more industries, subject to the oversight of the Board, and subject to shareholder approval. The Board recommends that CMF shareholders vote FOR the proposed changes to the concentration policies.

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Proposal 4
To approve amended fundamental investment restrictions to (a) delete restrictions that are no longer required to be fundamental due to changes in state laws; (b) change some of the fundamental policies and restrictions to non-fundamental operating policies; and (c) to revise the language of those restrictions that are still required to be fundamental.
--------------------------------------------------------------------------------

Discussion
The federal and state laws governing mutual funds have been changed several times in the last few years. The CMF Prospectus and Statements of Additional Information ("SAIs") contain investment policies and restrictions that are more restrictive than the current law. This could potentially reduce the yield for each Portfolio of CMF. The fundamental policies concern the investment strategies, credit quality, and other investment techniques and risks. CMF does not intend to change its investment style but plans to operate under the federal law, as may be periodically amended.

Also in the past few years, many state securities laws have changed or have been superseded by federal securities laws. CMF, however, must still comply with the old fundamental restrictions, unless you vote to change these restrictions to be in line with the changed regulatory landscape.

As explained above, federal law in many cases controls what a mutual fund can purchase. Federal law also specifies certain investment restrictions that must be fundamental and cannot be changed without a shareholder vote. The policies/restrictions that are required by law to be fundamental are those concerning diversification, borrowing money, the issuance of senior securities, underwriting of securities issued by other persons, the purchase and sale of real estate and commodities, the policy about making loans to other persons, and the concentration of investments in a particular industry or group of industries, as discussed above.

CAMCO has recommended to the Board that the investment restrictions be changed to conform to, but not be more restrictive than, the federal law. That way, if the federal law changes, the restrictions can change accordingly. This gives CMF more flexibility and may help it to more easily adapt to different investment environments. This is expected to increase investment management opportunities. Further, it is not anticipated that these proposed changes will substantially affect the way CMF is currently managed.

The current investment restrictions, excerpted from their SAI, are shown below. After careful consideration, and with the advice of outside counsel, the Board has approved several changes, subject to shareholder approval. Please note that the Board recommends the deletion of any language in [brackets] and italicized. Any new language has been underlined and made bold. Restrictions that the Board believes should be nonfundamental operating policies are marked with ***NF***.

Investment Restrictions - Calvert National Municipal Intermediate Fund

         The [foregoing investment objective and policies and the] following investment restrictions [and fundamental policies] may not be changed without the consent of the holders of a majority of National Municipal's outstanding shares. Shares have equal rights as to voting. A majority of the shares means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

         National Municipal may not:
         1)    ***NF*** Purchase common stocks, preferred stocks,
              warrants, or other equity securities;***NF***
         2)    Issue senior securities, borrow money, or pledge,
              mortgage, or hypothecate its assets, except as may be necessary to secure borrowings from banks for temporary or emergency (not leveraging) purposes and then in an amount not greater than [10%] 33 1/3% of the value of the [Series'] total assets at the time of the borrowing. [Investment securities will not be purchased while any borrowings are outstanding;]
         3) Make loans of more than one-third of the total assets of the Fund, or as permitted by law, other than through the purchase of money market instruments and repurchase agreements or by the purchase of bonds, debentures or other debt securities. The purchase by a Portfolio of all or a portion of an issue of publicly or privately distributed debt obligations in accordance with its investment objective, policies and restrictions, shall not constitute the making of a loan.
         4) Underwrite the securities of other issuers, except to the extent that in connection with the disposition of its portfolio securities, the Fund may be deemed to be an underwriter. [the purchase of municipal obligations in accordance with the Series' investment objective and policies, either directly from the issuer, or from an underwriter for an issuer, may be deemed an underwriting;]
         5) Purchase or sell in real estate or real estate investment trust securities, [or oil and gas interests,] but this shall not prevent National Municipal from investing in municipal obligations secured by real estate or interests therein;
         6) Purchase or sell physical commodities except that it may enter into futures contracts and options thereon;
              Note: 5 and 6 will be combined.
         7) [Purchase or retain securities of an issuer if those directors of the Fund, each of whom owns more than 1/2 of 1% of the outstanding securities of such issuer, together own more than 5% of such outstanding securities;]
         8) [Invest in companies for the purpose of exercising control; or invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets, or in connection with a trustee's/director's deferred compensation plan, as long as there is no duplication of advisory fees;]
         9) CMF National MAY invest 25% or more of the value of its assets in any [particular] one industry [or industries] , or as permitted by law; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities, and repurchase agreements secured thereby, and there is no limitation with respect to investments in money market instruments of banks. Industrial development bonds, where the payment of principal and interest is the responsibility of companies within the same industry, are grouped together as an "industry."

Investment Restrictions - Calvert California Municipal Intermediate Fund

         The [foregoing investment objective and policies and the] following investment restrictions [and fundamental policies] may not be changed without the consent of the holders of a majority of California Municipal's outstanding shares. Shares have equal rights as to voting. A majority of the shares means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

         California Municipal may not:
         1) ***NF*** Purchase common stocks, preferred stocks, warrants, or other equity securities;***NF***
         2) Issue senior securities, borrow money, or pledge, mortgage, or hypothecate its assets, except as may be necessary to secure borrowings from banks for temporary or emergency (not leveraging) purposes and then in an amount not greater than [10%] 33 1/3% of the value of the Fund's total assets at the time of the borrowing. Investment securities will not be purchased while any borrowings are outstanding;
         3) Underwrite the securities of other issuers, except to the extent that in connection with the disposition of its portfolio securities, the Fund may be deemed to be an underwriter. [the purchase of municipal obligations in accordance with the Fund's investment objective and policies, either directly from the issuer, or from an underwriter for an issuer, may be deemed an underwriting;]
         4) Purchase or sell real estate, or real estate investment trust securities, [or oil and gas interests,] but this shall not prevent the Fund from investing in municipal obligations secured by real estate or interests therein;
         5) [Purchase or retain securities of an issuer if those directors of the Fund, each of whom owns more than 1/2 of 1% of the outstanding securities of such issuer, together own more than 5% of such outstanding securities;]
         6) Purchase or sell physical commodities except that it may enter into futures contracts and options thereon;
              Note: 4 and 6 will be combined.
         7)    [Invest  in  companies  for the  purpose  of  exercising
              control; or invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets, or in connection with a trustee's/director's deferred compensation plan, as long as there is no duplication of advisory fees;]
         8) [Invest 25% or more of its assets in the securities of any one issuer. The Fund may invest more than 25% of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities but will invest in more than 20% of such obligations only during abnormal market conditions. For purposes of this limitation, the entity which has the ultimate responsibility for the payment of principal and interest on a particular security will be treated as its issuer;]
         9) CMF California Municipal MAY invest 25% or more of the value of its assets in any [particular] one industry [or industries] , or as permitted by law; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities, and repurchase agreements secured thereby, and there is no limitation with respect to investments in money market instruments of banks. [The Fund may invest more than 25% of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities but will invest in more than 20% of such obligations only during abnormal market conditions.] Industrial development bonds, where the payment of principal and interest is the responsibility of companies within the same industry, are grouped together as an "industry";
         10) Make loans of more than one-third of the total assets of the Fund, or as permitted by law, other than through the purchase of money market instruments and repurchase agreements or by the purchase of bonds, debentures or other debt securities. The purchase by the Fund of all or a portion of an issue of publicly or privately distributed debt obligations in accordance with its investment objective, policies and restrictions, shall not constitute the making of a loan. [to others, except in accordance with the Fund's investment objective and policies or pursuant to contracts providing for the compensation of service providers by compensating balances.]

Investment Restrictions - Calvert Virginia and Maryland Municipal Intermediate Funds

         The following investment restrictions [and fundamental policies] may not be changed without the consent of the holders of a majority of a Fund's outstanding shares. Shares have equal rights as to voting. A majority of the shares means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

         Calvert Virginia and Maryland Municipal Intermediate Funds may not:
         (1)  ***NF***   Purchase  common  stocks,   preferred  stocks,
         warrants, or other equity securities;***NF***
         (2)  Issue  senior   securities,   borrow  money,  or  pledge,
         mortgage,   or  hypothecate  its  assets,  except  as  may  be
         necessary to secure borrowings from banks for temporary or emergency (not leveraging) purposes and then in an amount not greater than [10%] 33 1/3% of the value of the Fund's total assets at the time of the borrowing. [Investment securities will not be purchased while any borrowings are outstanding;]
         (3) ***NF*** Sell securities short, purchase securities on margin, or write put or call options, except to the extent
         permitted  under   "Transactions  in  Futures   Contracts"  or
         elsewhere  in the  Prospectus  or SAI.  The Funds  reserve the
         right  to  purchase   securities   with  puts  attached.   See
         "Obligations with Puts Attached";***NF***
         (4) Underwrite  the  securities of other  issuers,  except as
         permitted   by  the  Board  of   Trustees/Directors   within
         applicable  law, and except to the extent that in  connection with the  disposition of its portfolio  securities,  the Fund
         may  be  deemed  to  be  an  underwriter.   [the  purchase  of
         municipal   obligations   in   accordance   with  the   Fund's
         investment objective and policies, either directly from the issuer, or from an underwriter for an issuer, may be deemed an underwriting;]
         (5) Make loans of more than  one-third of the total assets of the Fund,  or as  permitted  by law,  other than  through the
         purchase  of  money  market   instruments   and   repurchase
         agreements  or by the purchase of bonds,  debentures or other debt  securities.  The  purchase  by  the  Fund  of  all or a portion of an issue of  publicly  or  privately  distributed
         debt   obligations   in  accordance   with  its   investment
         objective,  policies and  restrictions,  shall not constitute the making of a loan.  [to others,  except in accordance  with the Fund's  investment  objective  and policies or pursuant to
         contracts   providing   for  the   compensation   of   service
         providers by compensating balances;]
         (6) Purchase or sell real estate, real estate investment trust securities, commodities, or commodity contracts, [or oil and gas  interests,]  but this  shall  not  prevent a Fund from investing in municipal obligations secured by real estate or interests therein;
         (7)  [Invest  25% or more of its assets in the  securities  of any one issuer. Each Funds may invest more than 25% of its assets in obligations issued or guaranteed by the U.S.
         Government,   its  agencies  or  instrumentalities   but  will
         invest in more than 20% of such obligations only during abnormal market conditions. For purposes of this limitation, the entity which has the ultimate responsibility for the payment of principal and interest on a particular security will be treated as its issuer;]
         (8) CMF  Virginia  and  Maryland  Municipal  MAY Invest 25% or
         more of the value of its assets in any [particular] one industry [or industries] , or as permitted by law; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the
         United    States    Government    or   its   agencies   and
         instrumentalities,   and   repurchase   agreements   secured
         thereby,   and  there  is  no  limitation  with  respect  to
         investments in money market  instruments of banks.  [Each Fund may invest more than 25% of its assets in  obligations  issued
         or  guaranteed  by  the  U.S.  Government,   its  agencies  or
         instrumentalities  but will  invest  in more  than 20% of such
         obligations   only   during   abnormal   market   conditions.]
         Industrial development bonds, where the payment of principal and interest is the responsibility of companies within the same industry, are grouped together as an "industry."

Thus, the revised fundamental investment restriction section of the SAI for each of the above CMF Portfolios would appear as shown below:

PROPOSED MODEL INVESTMENT RESTRICTIONS:
CMF has adopted the following investment restrictions which cannot be changed without the approval of the holders of a majority of the outstanding shares. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares. Shares have equal rights as to voting.

         Each Portfolio of CMF may not:
         1.       Make loans of more than one-third of the total
         assets of the Fund, or as permitted by law, other than
         through the purchase of money market instruments and repurchase agreements or by the purchase of bonds, debentures or other debt securities. The purchase by the
         Fund of all or a portion of an issue of publicly or
         privately distributed debt obligations in accordance with
         its investment objective, policies and restrictions, shall not constitute the making of a loan.
         2.       Underwrite the  securities of other  issuers,  except
         as  permitted  by  the  Board  of  Trustees/Directors   within
         applicable law, and except to the extent that in connection with the disposition of its portfolio securities, the Fund may be deemed to be an underwriter.
         3. Issue senior securities or borrow money, except from banks for temporary or emergency purposes and then only in an amount up to 33 1/3% of the value of the Fund's total assets or as permitted by law and except by engaging in reverse repurchase agreements, where allowed. In order to secure any permitted borrowings and reverse repurchase agreements under this section, the Fund may pledge, mortgage or hypothecate its assets.
         4. Invest directly in commodities, commodities futures contracts, or real estate, although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages.
         5. CMF MAY concentrate 25% or more of the value of its assets in any one industry, or as permitted by law;
         provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities, and repurchase agreements secured thereby, and there is no limitation with respect to investments in money market instruments of banks.

Recommendation
The Board has voted to change or delete each of these fundamental investment restrictions as shown above and recommends that you vote FOR the changes or deletions of each of these revised fundamental investment restrictions for the Fund.

--------------------------------------------------------------------------------
Proposal 5
--------------------------------------------------------------------------------
To ratify the Board's selection of accountants, PricewaterhouseCoopers, L.L.P.

Discussion
Shareholders are requested to ratify the action of the Board in selecting the firm of PricewaterhouseCoopers, L.L.P. as the independent accountants for CMF during the current fiscal year. The Board believe that the firm is well qualified, and has accordingly selected PricewaterhouseCoopers to act as independent accountants, subject to ratification by shareholders.

Coopers & Lybrand, L.L.P. has experience in accounting and auditing and has served as independent accountants for CMF since its inception in 1992. On July 1, 1998, Coopers & Lybrand merged with Price Waterhouse, L.L.P. to form PricewaterhouseCoopers, L.L.P.

Neither PricewaterhouseCoopers nor any of its partners has any direct or indirect connection (other than as independent accountants) with CMF or any of their affiliates. No representative of PricewaterhouseCoopers will be present at the Special Meeting, but a representative will be available via telephone to respond to appropriate questions from shareholders.

Recommendation
The Board recommends a vote FOR ratification of the selection of PricewaterhouseCoopers, L.L.P. as independent accountants for CMF.

--------------------------------------------------------------------------------
                                 OTHER BUSINESS
--------------------------------------------------------------------------------

The Board does not intend to present any other business at the meeting. If, however, any other matters are properly brought before the meeting, William M. Tartikoff, Esq., and Barbara J. Krumsiek will vote on the matters in accordance with their judgment.

--------------------------------------------------------------------------------
                                 ANNUAL REPORTS
--------------------------------------------------------------------------------

The audited Annual Report to Shareholders of CMF is incorporated by reference into this proxy statement. Copies of the most recent Annual Report may be obtained without charge if you:
      write to CMF at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814; or
      call (800) 368-2745; or
      visit Calvert's website at www.calvertgroup.com.

--------------------------------------------------------------------------------
                             SHAREHOLDER PROPOSALS
--------------------------------------------------------------------------------

CMF is not required to hold annual shareholder meetings. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to the Calvert Group Legal Department, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland, 20814.

--------------------------------------------------------------------------------
                               VOTING INFORMATION
--------------------------------------------------------------------------------

Proxies are solicited initially by mail. Additional solicitations may be made by telephone, computer communications, facsimile or other such means, or by personal contact by officers or employees of Calvert Group and its affiliates or by ADP/Shareholder communications, Inc., a proxy soliciting firm retained for this purpose. CMF will bear solicitation costs. By voting as soon as possible, you can save the Fund the expense of follow-up mailings and calls.

A proxy may be revoked at any time before the meeting or during the meeting by oral or written notice to William M. Tartikoff, Esq., 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, for approval of the proposals.

Each proposal must be approved by a majority of the outstanding shares, which is defined as the lesser of: (1) the vote of 67% or more of the shares of the Fund at the Special Meeting if the holders of more than 50% of the outstanding shares of the Fund o are present in person or by proxy, or (2) the vote of more than 50% of the outstanding shares of the Fund. All classes of the Fund vote together.

Any abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. A broker non-vote is when a broker holds the shares and the actual owner does not vote and the broker holding the shares does not have the authority to vote the shares. This means that abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present.

Shareholders of CMF on record at the close of business on December 7, 1998 ("record date") are entitled to notice of and to vote at the Special Meeting or any adjournment thereof. Shareholders are entitled to one vote for each share held on that date. As of December 1, 1998, as shown on the books of CMF, there were issued and outstanding:

[#] shares of CMF National Municipal Intermediate Fund
[#] shares of CMF California Municipal Intermediate Fund
[#] shares of CMF Maryland Municipal Intermediate Fund
[#] shares of CMF Virginia Municipal Intermediate Fund

As of the record date, the officers and Trustees/Directors of CMF as a group beneficially owned less than 1% of the outstanding shares of any Portfolio. The following shareholders, as of record date, owned more than 5% of the Portfolio shown, as of December 1, 1998:

[insert info]
         Name and Address                   % of Ownership

         Acct Registration                  x%
         Street Address
         City, State, ZIP

         Acct Registration                  x%
         Street Address
         City, State, ZIP

         Acct Registration                  x%
         Street Address
         City, State, ZIP

         Acct Registration                  x%
         Street Address
         City, State, ZIP

         Acct Registration                  x%
         Street Address
         City, State, ZIP

         Acct Registration                  x%
         Street Address
         City, State, ZIP

         Acct Registration                  x%
         Street Address
         City, State, ZIP

         Acct Registration                  x%
         Street Address
         City, State, ZIP

         Acct Registration                  x%
         Street Address
         City, State, ZIP

         Acct Registration                  x%
         Street Address
         City, State, ZIP

--------------------------------------------------------------------------------
                                  ADJOURNMENT
--------------------------------------------------------------------------------

In the event that sufficient votes in favor of the proposals set forth in the Notice of Meeting and Proxy Statement are not received by the time scheduled for the meeting, William M. Tartikoff, Esq., or Barbara J. Krumsiek may move one or more adjournments of the meeting to permit further solicitation of proxies with respect to any such proposals. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting. Mr. Tartikoff and Ms. Krumsiek will vote in favor of such adjournment those shares that they are entitled to vote which have voted in favor of such proposals. They will vote against any such adjournment on behalf of those proxies that have voted against any such proposals.

--------------------------------------------------------------------------------


                                                                      APPENDIX 1

                     PROPOSED INVESTMENT ADVISORY AGREEMENT

                         INVESTMENT ADVISORY AGREEMENT

         INVESTMENT ADVISORY AGREEMENT, made this ___ day of ___________, 1998, by and between CALVERT ASSET MANAGEMENT COMPANY, INC., a Delaware corporation having its principal place of business in Bethesda, Maryland (the "Advisor"), and CALVERT MUNICIPAL FUND, INC., a Maryland corporation, (the "Corporation"), both having their principal place of business at 4550 Montgomery Avenue, Bethesda, Maryland.

         WHEREAS, the Corporation has been organized to operate as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), for the purpose of investing and reinvesting its assets in securities, as set forth in its Articles of Incorporation, its By-laws and its registration statements under the 1940 Act and the Securities Act of 1933 (the "1933 Act"), as amended; and the Corporation desires to avail itself of the services, information, advice, assistance and facilities of an investment advisor and to have an investment advisor perform for it various investment advisory, research services and other management services; and

         WHEREAS, the Advisor has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940, as amended, and is engaged in the business of rendering management, and investment advisory services to investment companies and desires to provide such services to the Corporation;

         NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

1. Employment of the Advisor. The Corporation hereby employs the Advisor to manage the investment and reinvestment of the Corporation assets, subject to the control and direction of the Corporation's Board of Directors, for the period and on the terms hereinafter set forth. The Advisor hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Advisor shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Corporation in any way or otherwise be deemed an agent of the Corporation.

2. Obligations of and Services to be Provided by the Advisor. The Advisor undertakes to provide the following services and to assume the following obligations:

         a. The Advisor shall manage the investment and reinvestment of the Corporation's assets, subject to and in accordance with the investment objectives and policies of the Corporation and any directions which the Corporation's Board of Directors may issue from time to time. In pursuance of the foregoing, the Advisor shall make all determinations with respect to the investment of the Corporation's assets and the purchase and sale of portfolio securities and shall take such steps as may be necessary to implement the same. Such determination and services shall also include determining the manner in which voting rights, rights to consent to corporate action, any other rights pertaining to the Corporation's portfolio securities shall be exercised. The Advisor shall render regular reports to the Corporation's Board of Directors concerning the Corporation's investment activities.

         b. The Advisor shall, in the name of the Corporation on behalf of the Corporation, place orders for the execution of the Corporation's portfolio transactions in accordance with the policies with respect thereto set forth in the Corporation's registration statements under the 1940 Act and the 1933 Act, as such registration statements may be amended from time to time. In connection with the placement of orders for the execution of the Corporation's portfolio transactions the Advisor shall create and maintain all necessary brokerage records of the Corporation in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Corporation and shall be available for inspection and use by the SEC, the Corporation or any person retained by the Corporation. Where applicable, such records shall be maintained by the Advisor for the periods and the places required by Rule 31a-2 under the 1940 Act.

         c. The Advisor shall bear its expenses of providing services to the Corporation pursuant to this Agreement except such expenses as are undertaken by the Corporation. In addition, the Advisor shall pay the salaries and fees of all Directors and executive officers who are employees of the Advisor or its affiliates ("Advisor Employees").

3. Expenses of The Corporation. The Corporation shall pay all expenses other than those expressly assumed by the Advisor herein, which expenses payable by the Corporation shall include, but are not limited to:

         a.        Fees to the Advisor as provided herein;

         b.        Legal and audit expenses;

         c. Fees and expenses related to the registration and qualification of the Corporation and its shares for distribution under federal and state securities laws;

         d. Expenses of the transfer agent, registrar, custodian, dividend disbursing agent and shareholder servicing agent;

         e. Any telephone charges associated with shareholder servicing or the maintenance of the Funds or Corporation;

         f. Salaries, fees and expenses of Directors and executive officers of the Corporation, other than Advisor Employees;

         g.        Taxes and corporate fees levied against the Corporation;

         h. Brokerage commissions and other expenses associated with the purchase and sale of portfolio securities for the Corporation;

         i.        Expenses, including interest, of borrowing money;

         j. Expenses incidental to meetings of the Corporation's shareholders and the maintenance of the Corporation's organizational existence;

         k. Expenses of printing stock certificates representing shares of the Corporation and expenses of preparing, printing and mailing notices, proxy material, reports to regulatory bodies and reports to shareholders of the Corporation;

         l. Expenses of preparing and typesetting of prospectuses of the Corporation;

         m. Expenses of printing and distributing prospectuses to shareholders of the Corporation;

         m.        Association membership dues;

         n.        Insurance premiums for fidelity and other coverage; and

         o. Such other legitimate Corporation expenses as the Board of Directors may from time to time determine are properly chargeable to the Corporation.

4.       Compensation of Advisor.

         a. As compensation for the services rendered and obligations assumed hereunder by the Advisor, the Corporation shall pay to the Advisor within ten (10) days after the last day of each calendar month a fee equal on an annualized basis as attached in a Schedule to this Agreement.

         Such fee shall be computed and accrued daily. Upon termination of this Agreement before the end of any calendar month, the fee for such period shall be prorated. For purposes of calculating the Advisor's fee, the daily value of the individual Fund's net assets shall be computed by the same method as the individual Fund uses to compute the value of its net assets in connection with the determination of the net asset value of the individual Fund's shares.

         b. The Advisor reserves the right (i) to waive all or part of its fee and (ii) to make payments to brokers and dealers in consideration of their promotional or administrative services.

5. Activities of the Advisor. The services of the Advisor to the Corporation hereunder are not to be deemed exclusive, and the Advisor shall be free to render similar services to others. It is understood that Directors and officers of the Corporation are or may become interested in the Advisor as stockholders, officers, or otherwise, and that stockholders and officers of the Advisor are or may become similarly interested in the Corporation, and that the Advisor may become interested in the Corporation as a shareholder or otherwise.

6. Use of Names. The Corporation shall not use the name of the Advisor in any prospectus, sales literature or other material relating to the Corporation in any manner not approved prior thereto by the Advisor; provided, however, that the Advisor shall approve all uses of its name which merely refer in accurate terms to its appointment hereunder or which are required by the SEC; and, provided, further, that in no event shall such approval be unreasonably withheld. The Advisor shall not use the name of the Corporation or any Corporation in any material relating to the Advisor in any manner not approved prior thereto by the Corporation; provided, however, that the Corporation shall approve all uses of its name which merely refer in accurate terms to the appointment of the Advisor hereunder or which are required by the SEC; and, provide, further, that in no event shall such approval be unreasonably withheld.

7. Liability of the Advisor. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Corporation or to any shareholder of the Corporation for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

8. Force Majeure. The Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Advisor shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

9. Renewal, Termination and Amendment. This Agreement shall continue in effect with respect to the Corporation, unless sooner terminated as hereinafter provided, through December 31, 1999, and indefinitely thereafter if its continuance shall be specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Corporation or by vote of a majority of the Corporation's Board of Directors; and further provided that such continuance is also approved annually by the vote of a majority of the Directors who are not parties to this Agreement or interested persons of the Advisor, cast in person at a meeting called for the purpose of voting on such approval, or as allowed by law. This Agreement may be terminated at any time, without payment of any penalty, by the Corporation's Board of Directors or by a vote of the majority of the outstanding voting securities of the Corporation upon 60 days' prior written notice to the Advisor and by the Advisor upon 60 days' prior written notice to the Corporation. This Agreement may be amended at any time by the parties, subject to approval by the Corporation's Board of Directors and, if required by applicable SEC rules and regulations, a vote of a majority of the Corporation's outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act.

10. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

11. Miscellaneous. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Maryland. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.


                  CALVERT MUNICIPAL FUND, INC.

                  CALVERT ASSET MANAGEMENT COMPANY, INC.


-------------------------------------------------------------------------
               Fee Schedule to the Investment Advisory Agreement between Calvert Asset Management Company, Inc. and
                          Calvert Municipal Fund, Inc.


As compensation pursuant to Section 4 of the Investment Advisory Agreement between CAMCO and Calvert Municipal Fund, Inc. ("CMF") dated _____________, 1999, with respect to each CMF Portfolio, the Advisor is entitled to receive from each Portfolio an annual advisory fee (the "Fee") as shown below. The Fee shall be computed daily and payable monthly, based on the average daily net assets of the appropriate Portfolio.

Calvert National Municipal Intermediate Fund:
                                    0.60% of the first $500 million
                                    0.50% above $500 million
                                    0.40% above $1 billion

Calvert California Municipal Intermediate Fund:
                                    0.60% of the first $500 million
                                    0.50% above $500 million
                                    0.40% above $1 billion

Calvert Maryland Municipal Intermediate Fund:
                                    0.60% of the first $500 million
                                    0.50% above $500 million
                                    0.40% above $1 billion

Calvert Virginia Municipal Intermediate Fund:
                                    0.60% of the first $500 million
                                    0.50% above $500 million
                                    0.40% above $1 billion

                                   PROXY CARD

The undersigned, revoking previous proxies, hereby appoint(s) William M. Tartikoff, Esq. and Barbara J. Krumsiek, attorneys, with full power of substitution, to vote all shares that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held in the Tenth Floor Conference Room of Calvert Group, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 on Wednesday, February 24, 1999 at 9:00 a.m. and at any adjournment thereof. All powers may be exercised by a majority of the proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

You may cast your vote using one of the following methods:
1. By internet (through a secure internet site): www.calvertgroup.com
2. By telephone (through a secure telephone system): call 1-800-368-2745
3. By facsimile: fax to ______________
4. By mail: postage-paid envelope enclosed
5. In person: Wednesday, February 24, 1999

NOTE: If you plan to vote by mail or by facsimile, please sign the proxy card exactly as your name appears on the card. If you have a joint account, either person may sign the proxy card. When signing in a fiduciary capacity, such as executor, administrator, trustee, guardian, etc., please sign your name and indicate your title. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date: ________________________, 1999

__________________________________

__________________________________
Signature(s) (and Title(s), if applicable)

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, the attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES/DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

1. To approve a new investment advisory agreement with the investment advisor, Calvert Asset Management Company, Inc. ("CAMCO").

For               [ ]      Against          [ ]           Abstain      [ ]

2.       To approve the Board of Trustees for CMF:
                  1.   Richard L. Baird, Jr.
                  2.   Frank H. Blatz, Jr., Esq.
                  3.   Frederick T. Borts, M.D.
                  4.   Charles E. Diehl
                  5.   Douglas E. Feldman, M.D.
                  6.   Peter W. Gavian, CFA
                  7.   John G. Guffey, Jr.
                  8.   Barbara J. Krumsiek
                  9.   M. Charito Kruvant
                  10.  Arthur J. Pugh
                  11.  David R. Rochat
                  12.  D. Wayne Silby, Esq.

For all           [ ]      Against all      [ ]           Abstain      [ ]

|_|      To vote against one or more of the proposed Trustees listed above, but to approve the others, place an "x" in the box at left and indicate the number(s) of the person you are voting against on this line:_______________.

For               [ ]      Against          [ ]           Abstain      [ ]

3. To change the CMF concentration policy to allow each Portfolio of CMF to concentrate in one or more industries.

For               [ ]      Against          [ ]           Abstain      [ ]

4. To approve amended fundamental investment restrictions to (a) delete restrictions that are no longer required to be fundamental due to changes in state laws; (b) change some of the fundamental policies and restrictions to non-fundamental operating policies; and (c) to revise the language of those restrictions that are still required to be fundamental.

For               [ ]      Against          [ ]           Abstain      [ ]

     |_| To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve the others, place an "x" in the box at left and indicate the number(s) (as set forth in the proxy statement) of the investment restriction(s) you do not want to change on this line:

5. For each Portfolio: to ratify the Board's selection of auditors, PricewaterhouseCoopers, L.L.P.

For               [ ]      Against          [ ]           Abstain      [ ]

Inside Back Cover:

Investment Advisor
Calvert Asset Management
Company, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

Administrator
Calvert Administrative Services Company, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814